UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by M&T Bank Corporation (“M&T”) in a Form 8-K dated June 16, 2022, Richard S. Gold retired as M&T’s president and chief operating officer, effective April 18, 2023. Mr. Gold continues to serve on the Board of Directors of M&T’s principal subsidiary, M&T Bank.

Also as previously announced in M&T’s Form 8-K dated December 14, 2022, Daryl Bible will join M&T as Chief Financial Officer (“CFO”) in the second quarter of 2023. The effective date of Mr. Bible’s appointment is expected to be June 1, 2023, at which time Darren King, M&T’s current CFO, will assume an expanded set of responsibilities to include oversight of a portfolio of businesses, including retail and business banking, mortgage, and consumer lending.

Item 5.07	Submission of Matters to a Vote of Security Holders.

M&T Bank Corporation 2023 Annual Meeting of Shareholders

M&T held its 2023 Annual Meeting of Shareholders on April 18, 2023 (the “Annual Meeting”). At the Annual Meeting, shareholders approved all of the Board of Directors’ proposals, which included: (i) the election of seventeen (17) directors of M&T, for one-year terms and until their successors are elected and qualified; (ii) the approval of the 2022 compensation of M&T’s Named Executive Officers; (iii) the approval to hold future advisory votes on the compensation of M&T’s Named Executive Officers annually; (iv) the approval of the amendment and restatement of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan; and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2023.

The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The following table reflects the tabulation of the final votes with respect to each director who was elected at the Annual Meeting (Proposal 1):

Nominee	For	Against	Abstain	Broker Non-Votes
John P. Barnes	131,028,327	3,583,774	247,912	15,127,817
Robert T. Brady	116,740,150	17,787,506	332,357	15,127,817
Carlton J. Charles	133,116,553	1,412,564	330,896	15,127,817
Jane Chwick	132,934,212	1,595,630	330,170	15,127,817
William F. Cruger, Jr.	133,121,328	1,412,775	325,911	15,127,817
T. Jefferson Cunningham III	130,159,234	4,359,368	341,411	15,127,817
Gary N. Geisel	128,678,443	5,840,036	341,534	15,127,817
Leslie V. Godridge	133,679,368	857,288	323,357	15,127,817
René F. Jones	127,319,172	6,789,857	750,984	15,127,817
Richard H. Ledgett, Jr.	133,538,772	987,015	334,226	15,127,817
Melinda R. Rich	130,644,594	3,910,392	305,028	15,127,817
Robert E. Sadler, Jr.	130,734,783	3,809,105	316,125	15,127,817
Denis J. Salamone	131,556,747	2,958,331	344,935	15,127,817
John R. Scannell	128,893,964	5,621,292	344,757	15,127,817
Rudina Seseri	133,665,693	846,638	347,683	15,127,817
Kirk W. Walters	131,097,085	3,499,228	263,701	15,127,817
Herbert L. Washington	129,750,910	4,760,265	348,838	15,127,817

The following table reflects the tabulation of the final votes with respect to the approval of the 2022 compensation of M&T’s Named Executive Officers (Proposal 2):

For	Against	Abstain	Broker Non-Votes
125,262,973	8,866,177	731,354	15,127,817

The following table reflects the tabulation of the final votes with respect to the proposal on the frequency of holding future advisory votes on the compensation of M&T’s Named Executive Officers (Proposal 3). M&T’s Board of Directors (the “Board”) unanimously recommended that the advisory vote on the compensation of M&T’s Named Executive Officers occur annually as a corporate governance best practice, and M&T will include such a shareholder vote every year in its proxy materials until at least the next required vote on the frequency of such votes.

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
131,434,233	340,782	2,704,183	379,825	15,127,817

The following table reflects the tabulation of the final votes with respect to approval of the amendment and restatement of the M&T Bank Corporation 2019 Equity Incentive Compensation Plan (Proposal 4):

For	Against	Abstain	Broker Non-Votes
128,486,800	5,811,576	562,128	15,127,817

The following table reflects the tabulation of the final votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2023 (Proposal 5):

For	Against	Abstain	Broker Non-Votes
143,295,182	6,427,295	265,844	Not Applicable

Item 8.01	Other Events.

Board Committee Membership. At a meeting of the Board held after the Annual Meeting on April 18, 2023, the Board reappointed its committee membership as set forth below. Each of the Audit Committee, Compensation and Human Capital Committee, Nomination and Governance Committee, and Risk Committee is comprised solely of directors who are independent under the standards established by the New York Stock Exchange and Securities and Exchange Commission (“SEC”) and who meet other qualification requirements applicable to such committees as determined by the Board. Each committee is governed by a written charter approved by the Board, and the charters are available on M&T’s website at ir.mtb.com/corporate-governance.

Board Committee Membership

Audit Committee	Compensation and Human Capital Committee
Denis J. Salamone* (Chair) William F. Cruger, Jr.* T. Jefferson Cunningham III Herbert L. Washington	Gary N. Geisel (Chair) Melinda R. Rich Herbert L. Washington

*	“Audit committee financial expert” under Item 407(d) of Regulation S-K of the SEC

Executive Committee	Nomination and Governance Committee
Robert E. Sadler, Jr. (Chair) Robert T. Brady Gary N. Geisel René F. Jones Melinda R. Rich	Robert T. Brady (Chair) Carlton J. Charles John R. Scannell

Risk Committee
Robert E. Sadler, Jr.† (Chair) John P. Barnes† Jane Chwick† Leslie V. Godridge† Richard H. Ledgett, Jr.

†	“Risk management expert” under Regulation YY of the Board of Governors of the Federal Reserve System

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: April 20, 2023	By:	/s/ Marie King
Name: Marie King
Title: Senior Vice President and Corporate Secretary

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